UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)                  June 15, 1998
                                                                   - - - - - - -


                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


         0-19952                                           41-1515691
(Commission File Number)                    (IRS Employer Identification Number)


10900 Red Circle Drive, Minnetonka, Minnesota                     55343
(Address of principal executive office)                              (Zip Code)


Registrant's telephone number, including area code               (612) 979-3600
                                                                 - - - - - - - -

ITEM 5.   OTHER EVENTS

         On April 24, 1998, Chronimed Inc. relocated its corporate and principal executive offices to: Chronimed Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343; telephone (612) 979-3600.


         On June 15, 1998, Chronimed Inc. issued a press release announcing that it had entered into a definitive agreement to acquire Clinical Partners Inc. (see attached Exhibit 99.1 for the press release, which describes the proposed acquisition). On June 23, 1998, Chronimed Inc. closed and completed the acquisition of Clinical Partners Inc. pursuant to the agreement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


                                      CHRONIMED INC.

Date:   July 8, 1998


                                      By /s/  Norman A. Cocke
                                         --------------------
                                         Norman A. Cocke
                                         Senior Vice President, Chief Financial
                                         Officer and Secretary

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION OF EXHIBIT                     PAGE NUMBER

99.1              Press Release Dated June 15, 1998                    6